UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

Goldrange Resources, Inc.
(Name of small business in its charter)

Nevada	000-26139	91-1937382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5416 Birchman Avenue, Ft. Worth, TX		76107
(Address of principal executive offices)		(Zip Code)

Issuer's telephone number: (817) 991-6263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

A. Contribution Agreement

On November 30, 2006, Goldrange Resources Corp., a Nevada corporation (“Goldrange Resources”), entered into a Contribution Agreement with JMT RESOURCES, LTD., a Texas limited partnership (“JMT”), REO ENERGY, LTD., a Texas limited partnership (“REO”), and BENCO OPERATING, INC., a Texas corporation (“BENCO”) (JMT, REO and BENCO shall sometimes be referred to herein individually as a “CONTRIBUTOR” and collectively as the “CONTRIBUTORS”).

The transaction described in the Contribution Agreement is referred to in this Current Report as the Contribution Transaction. A summary of the Contribution Transaction, as well as the material terms and conditions of the Contribution Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Contribution Agreement, which are incorporated herein by this reference.

1. The Parties to the Contribution Agreement

Goldrange Resources originally incorporated under the name Goldrange Resources, Inc. in the State of Nevada on November 29, 2004. Goldrange Resources executive offices are located at 5416 Birchman Avenue, Ft. Worth, TX and telephone number (817) 732-8739.

REO Energy Ltd. was incorporated in the state of Texas on August 25, 2003. JMT Resources Ltd. was incorporated in the state of Texas on November 26, 2003. Benco Operating was incorporated in the state of Texas on July 3, 1985.

2. The Contribution Transaction

Pursuant to the Contribution Agreement, Goldrange Resources acquired specific assets from the Contributors (See Contribution Agreement attached as Exhibit 10.1)

3. The Contribution Consideration

Under the Contribution Agreement, the Company issued, in consideration for the assets and property contributed by the Contributors a total of 54,750,000 shares of the Company’s Common Stock as follows:

Name	Number of Shares

JMT	15,822,750 shares of Common Stock
REO	22,855,500 shares of Common Stock
BENCO	16,041,750 shares of Common Stock
Total	54,750,000 shares of Common Stock

4. The Contribution Agreement

There was no delay between the signing of the Contribution Agreement and the closing of the Contribution Agreement as both occurred on February 1, 2007. The Contribution Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the Contribution consideration, the process of exchanging the consideration and the effect of the Contribution. The Contribution Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty.

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5. Material Relationships

There were no material relationships between the Registrant or its affiliates and any of the parties to the Contribution Agreement, other than in respect of the Contribution Agreement.

SECTION 2- FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 1, 2007, the Registrant entered into the Contribution Agreement, pursuant to which the Registrant completed the Contribution Transaction and acquired specific assets from JMT RESOURCES, LTD., a Texas limited partnership (“JMT”), REO ENERGY, LTD., a Texas limited partnership (“REO”), and BENCO OPERATING, INC., a Texas corporation (“BENCO”) (collectively the “Contributors”). The Contribution was completed and closing occurred on February 1, 2007.

In exchange for transferring the assets to the Registrant, the Contributors received stock consideration consisting of 54,750,000 newly issued shares of the Registrants common stock, which were divided proportionally among the Contributors in accordance with their respective ownership interests immediately before the completion Contribution Transaction.

There were no material relationships between the Registrant or its affiliates and any of the parties to the Contribution Agreement, other than in respect of the Contribution Agreement.

A. Description of Business

Goldrange Resources Corp.(previously REO Energy, Ltd., JMT Resources, Ltd. and Benco Operating, Inc. and hereinafter referred to as either the “Company” or “ReoStar”) is an upstream oil and gas producer with a blended mix of assets focused on developing reserves in North Texas, Oklahoma and Arkansas. The Companies were have focused their efforts in two areas of exploration; development of unconventional gas resource plays, located mainly in the Barnett Shale and the re-development of partially depleted reservoirs in older, mature fields, and presently located in Corsicana, Texas. In addition to their exploration focus, the Company has interests in the following: a pipeline system that services its production in the Barnett Shale and a drilling rig that it presently uses to drill its wells, also in the Barnett Shale.

BARNETT SHALE

The ReoStar Barnett Shale project is approximately 15 miles north of Decatur, Texas and 50 miles northwest of Dallas, Texas. They own approximately 8,800 acres of mineral leasehold in the Barnett area and have drilled 44 wells to date, all of which average 9,000 feet in depth. Barnett Shale wells commonly produce about 1 BCF and 80,000 barrels of oil. The Company retains an average working interest of 22% in all of the wells it has drilled. Four wells should be considered for immediate re-work and re-completion. Of the 8,800 acres in the Barnett Shale trend, approximately 7,000 acres remain to be tested by drilling. Drilling has been very successful in the terms of dry hole percentages. Completion techniques are the keys needed for successful economic viability. The Company’s management and operations team are continually trying new technical completion approaches which will improve initial production and provide a higher production levels over a greater period of time. The Company has drilled and completed one horizontal in the area and the production results, while in a normal range, do not warrant the extra $1 million needed to drill a horizontal well from the $1.5M cost to drill vertical wells. The Company continues to seek out new mineral leasehold acquisition opportunities for the expansion of its Barnett Shale drilling program.

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The strategy for developing the Barnett Shale Project is to continue drilling on the initial Barnett Shale acreage west of the fault structure in a northwestern direction. ReoStar expects to drill 30 to 40 wells this year in this particular area. We plan on acquiring additional acreage between both Montague and Cooke county locations in order to establish a contiguous block and exploration control over its designated Barnett Shale Project area. Additionally, pipeline infrastructure will be extended to these areas to insure the timely sale of gas while avoiding costly shut-ins. Currently, it takes 30 days after the final completion for the Company to begin recognizing gas revenue from the wells it drills.

CORSICANA FIELD REDEVELOPMENT

The Corsicana Field (“Corsicana” or “Field”) is the oldest in Texas and was originally drilled for water by a local water company who, as a result, subsequently became one of the largest oil firms in the world. The field has produced approximately 35 million barrels of oil since drilling began in 1890.

Currently, the Company is the operator of the Field and owns a ninety-five percent working interest in all of the leases that comprise the field. The field has been owned by the principals of the Company since 1997, and they have invested approximately $7.5 million on its acquisition and production efforts, which include several enhanced oil recovery (EOR) pilots.

The Company’s principals have considerable experience in the redevelopment of mature, shallow oil fields and possess a sophisticated background in technologies and reservoir characteristics. The Corsicana leasehold possesses one of the best redevelopment opportunities in Texas due to the extraordinary amount of in-place reserves. This project is a shallow depth, unconsolidated sand, producing field that includes a number of deeper productive areas each with distinctive production characteristics and histories. This presentation refers to the Mildred (Elm Ridge) Pool, which is the geological formation describing the Corsicana Field whose depth ranges from 800 to 1,000 feet.

There are several aspects of this field that make it an attractive target for the pilot program. Third party reservoir engineering studies have shown that 84.5 MMBO (million barrels of oil) remain in place the Corsicana Field from an original 120MMBO total reserve. Various reviews have estimated the recoverable reserves to be 16 to 40 MMBO (See attached Reserve Report) depending on the extraction technology employed. The high amount of reserves remaining is primarily due to the fact that much of the shallow production in this field was discovered and developed between 1895 and 1930 during the infancy of the oil industry. The lack of geological knowledge and in particular, fluid flow mechanics greatly decreased the efficiency of production resulting in a high percentage of reserves remaining in place.

The unique Corsicana field characteristics warrant redevelopment for the following reasons.

▪
Technological advances - directional and horizontal drilling, under-balanced drilling, multilateral completions, down hole imaging tools, and polymer flooding provide new and different ways to extract oil from older, mature fields.

▪	Underutilized infrastructure - this mature field has enormous infrastructure in place shortening the time to cash flow after the implementation of recovery technologies.
▪
High quality heavy oil - The oil produced from the Nacatoch zone is 26° gravity and is neither paraffin based nor asphaltine, but rather a naphtha based oil that does not require extensive refining. As a result, producers receive a bonus to the posted price, typically from $1.50 to $2.00 per barrel.

▪	High yields and low lifting costs - 4,000 acres of contiguous mineral leasehold with very large in-place reserves and lifting costs as low as $8 per barrel including recovery technology applications.

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FAYETTEVILLE SHALE

The Company owns approximately 6,450 acres of mineral leasehold in various Arkansas counties in what is know as the Fayetteville Shale, an unconventional gas play located in the western part of the State of Arkansas. The acreage is located in areas northwest and northeast of Little Rock, Arkansas. The fairway of the Fayetteville Shale transverses an area approximately 50 miles northwest to 70 miles east of Little Rock. ReoStar has not set up operations in the area at this time. Currently the value is solely in the leased acreage. Acreage lease values range up to $900 per acre for contiguous acre blocks. The Company is currently contemplating whether it will establish operations in the Fayetteville Shale play or whether it will sell the acreage for a profit and retain an overriding royalty. The overriding royalty on acreage, if developed could turn into a sizable revenue stream if the wells are successfully drilled and completed.

TRI-COUNTY GAS GATHERING SYSTEM JOINT VENTURE

In May of 2005, the Company entered into a Joint Venture Agreement with Central Crude Texas Gathering, L.P. and Cimmarron Gathering, L.P. to contribute and build pipeline infrastructure for the Barnett Shale play located in Cooke, Wise and Montague Counties, Texas, known as the Tri-County Gas Gathering System (TCGGS).

The Company previously had built its own line to service its own production wells in the same area. Central Crude and Cimmarron both have existing infrastructure in the area along with local producers that utilized their infrastructure. All of the partners in TCGGS had viable gathering operations prior to the combination. The total cost value of contributed assets to the TCGGS was $4.2 million, which at current pricing for steel, would equate to over $6 million today in cost value of the assets contributed.

The Company has a financial partner who has contributed capital to the pipeline partnership on its behalf in exchange for the right to earn a fifty percent interest of the Company’s ownership in the pipeline partnership. The financial partner has contributed $3 million to date.

This joint venture has already created benefits for the joint venture partners not only in establishing an increasing revenue stream, but also providing low cost transportation for their affiliate producers operating in the area. To date the partnership has built over 30 miles in the main system and 20 miles of a 4” system. It has also acquired two 1,000 hp compressors plus assorted gathering equipment and a gas processing plant.

Currently, the system has 104 wells hooked-up to the system of which 41 have been drilled the Company. ReoStar anticipates being able to hook-up an additional 50 wells during the 2007 calendar year. The future capital expenditure for the hook-up of wells is estimated to be $7 million. The system will be able to service 300 square miles of service territory.

INVESTMENT IN DRILLING COMPANY

The Company made a senior, secured loan to its drilling contractor in the amount of $2.75 M and obtained a secured a senior debt position against the drilling contractor and its assets. The Company had an option to purchase the drilling contractor for cash and equity in the combined companies, however, the option expired on August 31, 2006. The drilling contractor has continued to service the debt and is exploring all opportunities for its purchase as the Company continues its efforts to secure adequate financing to consummate the purchase thereof.

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Risk Factors

Need for ongoing financing.

Goldrange Resources will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that Goldrange Resources will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for our services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to Goldrange Resources. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of Goldrange Resources existing common stock.

Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on operating flexibility. Goldrange Resources’ failure to successfully obtain additional future funding may jeopardize the ability to continue our business and operations. If Goldrange Resources can raise additional funds by issuing equity securities, existing stockholders may experience a dilution in their ownership. In addition, as a condition to giving additional funds, future investors may demand, and may be granted, rights superior to those of existing stockholders.

Cautionary factors that may affect future results.

Goldrange Resources provides the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to its business and products. These are factors that could cause actual results to differ materially from expected results. Other factors besides those listed here could adversely affect Goldrange Resources.

Potential fluctuations in quarterly operating results.

Goldrange Resources’ quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside its control, including the demand for services, seasonal trends in purchasing, the amount and timing of capital expenditures; price competition or pricing changes in the industry; technical difficulties or system downtime; general economic conditions, and economic conditions specific to the industry. The quarterly results may also be significantly impacted by the impact of the accounting treatment of acquisitions, financing transactions or other matters. Due to the foregoing factors, among others, it is likely that the operating results will fall below expectations or those of investors in some future quarter.

Lack of independent directors.

Goldrange Resources cannot guarantee that its board of directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, the executive officers, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between Goldrange Resources and its stockholders generally and the controlling officers, stockholders or directors.

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Management of potential growth.

Goldrange Resources may experience rapid growth which will place a significant strain on its managerial, operational, and financial systems resources. To accommodate its current size and manage growth, Goldrange Resources must continue to implement and improve its financial strength and operational systems, and expand, train and manage its sales and distribution base. There is no guarantee that Goldrange Resources will be able to effectively manage the expansion of its operations, or that its facilities, systems, procedures or controls will be adequate to support its expanded operations. Goldrange Resources’ inability to effectively manage its future growth would have a material adverse effect.

Goldrange Resources depends heavily on key personnel and loss of the services of one or more of its key executives or a significant portion of any prospective local management personnel could weaken the management team adversely affecting the operations.

Goldrange Resources’ success largely depends on the skills, experience and efforts of its senior management, particularly the Chief Executive Officer, Mark S. Zouvas. Operations will also be dependent on the efforts, ability and experience of key members of the prospective local management staff. The loss of services of one or more members of the senior management or of a significant portion of any of local management staff could weaken significantly management expertise and the ability to deliver health care services efficiently. Goldrange Resources does not maintain key man life insurance policies on any of its officers, although it intends to obtain such insurance policies in the future.

B. Plan of Operation

Forward Looking Statements

Much of the discussion in this Item is "forward looking" as that term is used in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Actual operations and results may materially differ from present plans and projections due to changes in economic conditions, new business opportunities, changed business conditions, and other developments. Other factors that could cause results to differ materially are described in our filings with the Securities and Exchange Commission. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

There are several factors that could cause actual results or events to differ materially from those anticipated, and include, but are not limited to general economic, financial and business conditions, changes in and compliance with governmental laws and regulations, including various state and federal environmental regulations, our ability to obtain additional financing from outside investors and/or bank and mezzanine lenders and the ability to generate sufficient revenues to cover operating losses and position Goldrange Resources to achieve positive cash flow.

Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. We believe the information contained in the current Form 10-QSB to be accurate as of the date hereof. Changes may occur after that date. We will not update that information except as required by law in the normal course of its public disclosure practices.

Additionally, the following discussion regarding our financial condition and results of operations should be read in conjunction with the financial statements and related notes contained in Item 1 of Part I of this Form 10-QSB, as well as the financial statements in Item 7 of Part II of our Form 10-KSB for the fiscal year ended March 31, 2006.

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Goldrange Resources will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that Goldrange Resources will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on Goldrange Resources’ financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to Goldrange Resources. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of Goldrange Resources existing common stock.

C. Description of Property

The Registrant does not own any real estate properties, instead it leases. Goldrange Resources executive offices are located at 5416 Birchman Avenue, Ft. Worth, TX and telephone number (817) 732-8739.

D. Security Ownership of Certain Beneficial Owners and Management

Immediately prior to the Contribution, there were 13,379,310 issued and outstanding shares of Goldrange Resources’ common stock. At the closing of the Contribution, Goldrange Resources issued 54,750,000 shares of its common stock to the Contributors. After giving effect to the Contribution Agreement, there were issued and outstanding 68,129,310 shares of Goldrange Resources common stock.

The following tables set forth certain information, as of February 1, 2007, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each shareholder known by the Registrant to own beneficially more than five percent of the preferred stock (3) each director of the Registrant, (4) each executive officer of the Registrant, and (5) all directors and executive officers of the Registrant as a group:

Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
JMT Resources Ltd. (Shareholder)	15,822,750	23.2%
Benco Operating, Inc. (Shareholder)	16,041,750	23.5%
REO Energy Ltd. (Shareholder)	22,855,500	33.5%
Mark Zouvas (CEO & Director)	0[1]	0%
M.O. Rife III (Director)	0[2]	0%
Brett Bennett (V.P. & Director)	0	0%
Jean-Baptiste Heinzer (Director)	0	0%
Alan Rae (Director)	0	0%
All directors and executive officers as a group (5 persons )	0	0%
All Shareholders as a group	54,750,000	80.2%

1 Mark S. Zouvas is a Managing Partner of JMT Resources Ltd. and has an ownership interest.
2 M.O. Rife III is a Managing Partner of REO Energy Ltd. and has an ownership interest.

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There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of Goldrange Resources.

There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of directors or other matters.

E. Directors and Executive Officers, Promoters and Control Persons

On February 1, 2007, Mark S. Zouvas was appointed as Goldrange Resources’ Chief Executive Officer and Member of the Board of Directors nominee, Brett Bennett was appointed as Vice President of Administration and as a Member of the Board of Directors nominee, M.O. Rife III was appointed as Chairman of the Board of Directors nominee, Jean-Baptiste Heinzer was appointed as a Member of the Board of Directors nominee and Alan Rae was appointed as a Member of the Board of Directors nominee.

There are no family relationships between the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, had or is to have a direct or indirect material interest.

Biographies

M. O. Rife III - Chairman of the Board. Mr. Rife, a founding partner in Matrix Energy Services Corporation, has been in the oil and gas industry for 45 years and involved in the drilling, completion and operating of over 3,500 wells throughout the mid-continent Region. The scion of one of Fort Worth’s first independent oil and gas producers, Mr. Rife learned the business literally from the ground up and successfully launched and completed drilling programs in Louisiana, Oklahoma, and New Mexico. Mr. Rife attended Texas Christian University and began working in the oil field when he was eighteen. He worked with his father for 15 years, and then started his own company, Rife Oil Properties. He has been involved in the drilling, completion and operating of over 1,500 wells throughout the mid-continent Region. Currently Rife Oil Properties operates over 800 wells in Texas.

Mark S. Zouvas - Chief Executive Officer. Mr. Zouvas has a BA from the University of California at Berkeley. As a staff auditor with Price Waterhouse, he performed services for clients in the banking and real estate industries. He was a broker and an accountant in the state of California and served as an associate producer for CBS Television early in his career. Mr. Zouvas was involved in commodities trading and served as the CFO for a professional services division in a major commodities house. He was formerly the Chief Financial Officer of a publicly traded oil and gas exploration firm and was a member of their Board of Directors. Mr. Zouvas’ primary responsibilities included fund raising, investor relations and corporate compliance. He has had over fifteen years of experience in preparing investment summaries and has raised over $75 million through debt and equity offerings to investors both domestically and abroad. He currently oversees the redevelopment of JMT Resources’ Corsicana Field as their Managing Partner and is involved in the acquisition of other strategic oil and gas assets.

J. Brett Bennett - Vice President. Mr. Bennett joined Rife Energy Operating, Inc. in June of 2004 as Communications Officer serving various capacities including investor relations and regulatory reporting. He is the 4th generation of the Bennett family involved in the oil and gas industry. Prior to joining Rife Energy, Mr. Bennett built a successful employee benefits/corporate retirement solutions business in the Dallas/Ft. Worth market.

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Jean-Baptiste Heinzer- Director. Jean-Baptiste started his career with Caterpillar in 1994. He was then called to turn around his family's business and led it to a successful sale. He then returned to industry as business development consultant. He was a Founder of Equitys in 2002, a project management & corporate finance company.  Jean-Baptiste is a graduated from the University of Lausanne business school & post graduate in Corporate Finance from the University of Geneva.

Alan Rae - Director. Mr. Rae has over twenty-five years of diverse commercial experience, in the automotive, financial and service industries as a consultant, business owner and manager. As a founder and CEO of O2Diesel Corp. ( AMEX -OTD), Mr. Rae has been responsible for establishing O2Diesel’s position as the global leader in the development and commercialization of ethanol/diesel fuel technologies. Mr. Rae studied Mechanical Engineering in Glasgow, Scotland.

F. Executive & Director Compensation

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the 2006, 2005, and 2004 fiscal years, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level.

Name and Principal Position	Yr.	Annual Compensation			Long Term Compensation			All Other Compensation ($)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards		Payouts
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)
Steve Bajic
(former President & Director)

John Hiner
(former Director)

Mark S. Zouvas
(Current CEO & Director)

Brett Bennett
(Current V.P. & Director)

M.O. Rife III
(Current Director)
Jean-Baptiste Heinzer
(Current Director)

Alan Rae
(Current Director)
	2004 2005 2006 2004 2005 2006 2006 2006 2006 2006 2006	0 2,000 36,000 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A	0 0 0 0 0 0 N/A N/A N/A N/A N/A

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

G. Certain Relationships and Related Transactions

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

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H. Description of Securities

Common

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

I.	Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters

We currently have 68,129,310 shares of our common stock outstanding. Our shares of common stock are held by approximately 368 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

J. Legal Proceedings

This Issuer is not aware of any threatened or pending legal proceedings.

K. Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

SECTION 3- SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

A. Sale of Common Stock to the Investors

1. Section 4(2) of the Securities Act

The shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration transactions by an issuer not involving any public offering. To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

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The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to the Investors. Specifically, (1) the Registrant has determined that the Investors are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant’s common stock; (2) the Investors have advised the Registrant that they are able to bear the economic risk of purchasing the common stock; (3) the Registrant has provided the Investors with access to the type of information normally provided in a prospectus; (4) pursuant to the Subscription Agreement, the Investors have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.

B. Issuance Pursuant to the Contribution Agreement

On or about February 1, 2007, the Registrant issued 54,750,000 shares of its common stock to the Contributing Parties. The shares were issued as consideration in the Contribution Transaction pursuant to the Contribution Agreement, which is described above under Item 1.01 of this Current Report. The parties used a valuation of $1.00 per share for the issuance.

1. Section 4(2) of the Securities Act

The shares were issued to the Contributing Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Contributing Shareholders. Specifically, (1) the Registrant has determined that the Contributing Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal
Year.

  On February 5, 2007 Goldrange Resources amended and restated its articles of incorporation to change its name from Goldrange Resources, Inc. to ReoStar Energy Corporation. The Company is in the process of filing an Information Statement pursuant to Section 14 of the Securities Exchange Act of 1934.

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Item 5.06 Change in Shell Company Status.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Contribution Transaction. As a result of the Contribution Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Contribution Transaction has caused it to cease to be a shell company. For information about the Contribution Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Financial statements of Goldrange Resources Corp. and consolidated pro forma financial information on Contributing following the acquisition will be provided in accordance with the acquisition required to be described in answer to Item 2.01 of this form, financial statements of the business acquired shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b))

  The unaudited pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of Contributing and Goldrange Resources Corp. The un-audited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

(c) Exhibits.

10.1 Contribution Agreement dated February 1, 2007 by and between Goldrange Resources Corp. and the Contributing Parties.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 6th day of February, 2007.

Goldrange Resources, Inc.

/s/Mark S. Zouvas
Mark S. Zouvas
Chief Executive Officer

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